© 2007 Mercury Computer Systems, Inc. Mark Aslett, President & Chief Executive Officer Bob Hult, SVP & Chief Financial Officer 10 th Annual Needham Growth Stock Conference January 9, 2008 Exhibit 99.1

© 2007 Mercury Computer Systems, Inc.
www.mc.com

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of
1995, including those relating to anticipated fiscal 2008 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2007. The
Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP.
Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the company’s First Quarter Fiscal Year 2008 earnings release, which can be found on our website at
www.mc.com/mediacenter/pressreleaseslist.aspx.

© 2007 Mercury Computer Systems, Inc.
www.mc.com

• Founded in 1981
• FY2007 revenues of
$224 million
• Solve difficult compute
problems too complex
for standard systems
• Architect solutions for
real-time compute and
data intensive
challenges
• Modules, systems,
software and services
FY07 (Ended June) Revenue Mix*
*FY07 business unit revenue re-cast is un-audited
Mercury Overview

© 2007 Mercury Computer Systems, Inc.
www.mc.com

Favorable Trends Driving Opportunities
• Data explosion in all markets
Driving need for new application-specific computing and solutions
• Industry rapidly shifting to multi core processing
Broader set of applications needing multicomputer solutions
• Move towards programmable solutions
Driving need for smaller and lower-power solutions that meet demanding environmental requirements
• Simulation replacing experimentation
Massive computing being deployed to replace trial and error
• Enterprise wide 3D and 4D visualization
Need for scalable thin client visualization solutions
• Rapidly changing technology landscape
Unique expertise required to keep an application on the leading edge

© 2007 Mercury Computer Systems, Inc.
www.mc.com

Oil and Gas
Telecommunications
Embedded Computing
Aerospace and Defense
Semi Industry
Life Sciences
Mercury at a Glance
Mercury offers more than 20 years’ experience in designing and delivering high-performance computing systems and software, for a broad range of image- and data-intensive applications, to customers around the world.

© 2007 Mercury Computer Systems, Inc.
www.mc.com
1

Mercury spans the entire signal processing chain
• Modular boards and
integrated systems
• Scalable multi core
architectures
• Robust software and tools
• Open-standard COTS to
custom solutions
• Ruggedized systems
• Comprehensive services
• Visualization software
From RF to Visualization

© 2007 Mercury Computer Systems, Inc.
www.mc.com

Why customers choose Mercury
• Significant and pioneering investments in specialized FPGA and multi core computing architectures and software
We maintain ongoing relationships with silicon providers that are unique
Significant multi computing R&D expenditures
The breadth and depth of our product line for specialized computing are unrivalled
• Our approach to technical problem-solving in the specialized computing arena is proven
Assessment of best silicon choices available
Thermal/Power evaluation
System-level architectural design
Application and algorithm performance optimization
• Our work on specialized computing-related problems typically results in significant business value for our customers:
Making their products better
Reducing their risk
Lowering their cost
Speeding time to market

© 2007 Mercury Computer Systems, Inc.
www.mc.com

FY07
MODULAR PRODS
& SERVICES
Computing
ADVANCED
SOLUTIONS
Computing
DEFENSE
Computing
COMMERCIAL
IMAGING & VIZ
Computing
Software
ADVANCED
COMPUTING
SOLUTIONS
VISAGE
IMAGING
VISUALIZATION
SCIENCES
GROUP
FY08

© 2007 Mercury Computer Systems, Inc.
www.mc.com

Advanced Computing Solutions
ACS focuses on specialized,
high-performance computing
solutions that leverage
Mercury’s capabilities in
sensor computing,
computational acceleration,
and delivery of complex
system-level solutions.
Example Segments
• Aerospace and defense
• Semiconductor
• Telecommunications
• Medical imaging

© 2007 Mercury Computer Systems, Inc.
www.mc.com

Visage Imaging, Inc.
Mercury’s wholly owned
subsidiary focuses on the
development and
distribution of 3D
visualization and PACS
(picture archiving and
communications system)
solutions, and other 3D
software solutions in the
life sciences segment.

© 2007 Mercury Computer Systems, Inc.
www.mc.com

Visualization Sciences Group
VSG focuses on the development
and distribution of software
developer toolkits and 3D
application software for very-high
volume-rendering applications.
Example Segments
• Geosciences – Oil and Gas
• Engineering and manufacturing
• Material sciences
• Other industrial and
scientific domains

© 2007 Mercury Computer Systems, Inc. www.mc.com 12 12 Partial customer and partner list

© 2007 Mercury Computer Systems, Inc.
www.mc.com

Investment Highlights
• Mercury uniquely positioned to implement multi core,
multicomputer processing systems
• Strategic acquisitions starting to produce
• New alignment of internal competencies will drive new
business opportunities in Core
• Recent cost-reduction initiatives should improve margins
• Developing applications for PACS / Radiology market using
3D imaging technology

© 2007 Mercury Computer Systems, Inc.
www.mc.com

Looking Forward
• Short Term: Improve operations and cash flow
Prioritize investments
Focus and align the organization / resources
Increase operating cash flow
• Medium Term: Strengthen and grow the Core
Accelerate new product development
Reduce time to market
Improve market penetration
Approach timeless business model
• Long Term: Improve the strategic position
Increase software and services
Target larger profit pools
Optimize the return from the company’s portfolio of businesses

© 2007 Mercury Computer Systems, Inc. www.mc.com 15 www.mc.com NASDAQ: MRCY